                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 14, 2005

                      NATIONAL BEEF PACKING COMPANY, LLC
             (Exact Name of Registrant As Specified in Its Charter)

        Delaware                     333-111407                  48-1129505
(State of incorporation)      (Commission File Number)          (IRS Employer
                                                             Identification No.)

               12200 North Ambassador Drive, Kansas City, MO 64163
              (Address of Principal Executive Office and Zip Code)

        Registrant's telephone number, including area code: (800)449-2333

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Amended Senior Credit Facility

     Effective October 14, 2005, National Beef Packing Company, LLC (the
"Company" or "NBP") entered into a second amendment (the "Second Amendment") to the Fourth Amended and Restated Credit Agreement dated as of December 29, 2004, as amended by the First Amendment to the Fourth Amended and Restated Credit
Agreement dated as of July 7, 2005 (the "Credit Agreement"). U.S. Agbank, FCB,
serves as Co-Syndication Agent, Cooperatieve Centrale Reiffeisen-Boerenleenbank
B.A., "Rabobank International", New York Branch, serves as Documentation Agent, and CoBank, ACB, serves as Lead Arranger, Co-Syndication Agent, Swing Line
Lender and Administrative Agent.

     The Credit Agreement was amended to reflect changes in the financial covenant calculation related to net capital expenditures, as described below.
There is no change to the remaining financial covenants in the Credit Agreement.
The Second Amendment is set forth in Exhibit 10.1 attached hereto and incorporated herein by reference.

--------------------------------------------------------------------------------
                 Period                   |     Net Capital Expenditure Limit
--------------------------------------------------------------------------------
    Fiscal Years 2005-2006 (combined)     |             $64,000,000
--------------------------------------------------------------------------------
            Fiscal Year 2007              |             $35,000,000
--------------------------------------------------------------------------------
  Fiscal Year 2008 and Each Fiscal Year   |
               Thereafter                 |             $40,000,000
--------------------------------------------------------------------------------

Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits. The following exhibits are hereby furnished:

     10.1 Second Amendment dated as of October 14, 2005 to Fourth Amended and
          Restated Credit Agreement dated as of December 29, 2004 by and between
          National Beef Packing Company, LLC and certain agents, lenders and issuers.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     National Beef Packing Company, LLC
Date:  October 20, 2005

                                     By: /s/ Jay D. Nielsen
                                         ---------------------------------------
                                         Jay D. Nielsen, Chief Financial Officer